UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☒         Preliminary Proxy Statement

☐          Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐          Definitive Proxy Statement

☐          Definitive Additional Materials

☐          Soliciting Material Under Rule 14a-12

COMVERSE TECHNOLOGY, INC.
(Name of Registrant as Specified in Its Charter)

CADIAN CAPITAL MANAGEMENT, LLC CADIAN FUND LP CADIAN MASTER FUND LP CADIAN GP, LLC ERIC BANNASCH STEPHEN ANDREWS JAMES BUDGE DORON INBAR RICHARD N. NOTTENBURG
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 26, 2012

CADIAN CAPITAL MANAGEMENT, LLC
CADIAN FUND LP

__________, 2012

Dear Fellow Shareholder:

Cadian Fund LP, a Delaware limited partnership, Cadian Capital Management, LLC, a Delaware limited liability company, and the other participants in this solicitation (collectively, the “Cadian Group” or “we”) are the beneficial owners of an aggregate of 4,226,158 shares of common stock, par value $0.10 per share, of Comverse Technology, Inc., a New York corporation (the “Company” or “Comverse”), representing approximately 1.9% of the shares of common stock outstanding.  For the reasons set forth in the attached Proxy Statement, we do not believe certain members of the Board of Directors of the Company (the “Board”) are acting in the best interests of its shareholders.  We believe significant changes to the composition of the Board are necessary to ensure that the Company is being run in a manner consistent with your best interests.  We are therefore seeking your support at the annual meeting of shareholders scheduled to be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, on June 28, 2012, at 10:00 a.m, local time, including any adjournment or postponement thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect Cadian Group’s slate of four director nominees to serve on the Board in opposition to four of the Company’s incumbent directors until the next annual meeting of shareholders and the election qualification of their successors;

2.	To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013;

3.
To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the Annual Meeting; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is currently composed of six directors, all of whom are up for election at the Annual Meeting.  Through the attached Proxy Statement and GOLD proxy card, we are soliciting proxies to elect our four Nominees.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the shareholders on or about __________, 2012.

If you have already voted for the incumbent management slate you have every right to change your vote by signing, dating and returning a later dated GOLD proxy card or by voting in person at the Annual Meeting.  Please vote each and every GOLD proxy card you receive.

If you have any questions or require any assistance with your vote, please contact Morrow & Co., LLC, which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support,

Eric Bannasch
Managing Member
Cadian Capital Management, LLC

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Cadian Group’s proxy materials, please contact Morrow & Co., LLC at the phone numbers or email listed below.

MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902
Call Toll Free: (800) 607-0088
Call Collect: (203) 658-9400
cadian.info@morrowco.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 26, 2012

2012 ANNUAL MEETING OF SHAREHOLDERS
OF
COMVERSE TECHNOLOGY, INC.
_________________________

PROXY STATEMENT
OF
CADIAN CAPITAL MANAGEMENT, LLC
AND CADIAN FUND LP

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Cadian Fund LP, a Delaware limited partnership (“Cadian Fund”), Cadian Capital Management, LLC, a Delaware limited liability company (“Cadian Management”), and the other participants in this solicitation (collectively, the “Cadian Group” or “we”) are significant shareholders of Comverse Technology, Inc., a New York corporation (“CMVT” or the “Company”).  We believe that the Board of Directors of the Company (the “Board”) is not acting in the best interests of the Company’s shareholders.  We are seeking your support for the election of our director nominees to the Board at the annual meeting of shareholders scheduled to be held at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, on June 28, 2012, at 10:00 a.m, local time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect the Cadian Group’s director nominees Stephen Andrews, James Budge, Doron Inbar and Richard N. Nottenburg (each a “Nominee” and collectively, the “Nominees”), to serve as directors of the Company until the 2013 annual meeting of shareholders or until their successors are elected and qualified, in opposition to the Company’s incumbent directors;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013;

3.
To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the Annual Meeting; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is currently composed of six directors, all of whom are up for election at the Annual Meeting.  If elected, the Nominees will represent a majority of the members of the Board.  The enclosed Proxy Statement is soliciting proxies to elect only our Nominees.  Accordingly, the enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees.  Shareholders who return the GOLD proxy card will only be able to vote for our four Nominees and will not have the opportunity to vote for the two other seats up for election at the Annual Meeting.  You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company.  The participants in this solicitation intend to vote all of their Shares (as defined below) in favor of our Nominees and will not vote their shares in favor of any of the Company’s nominees.

Cadian Fund, Cadian Management, Cadian Master Fund LP (“Cadian Master”), Cadian GP, LLC (“Cadian GP”) and Eric Bannasch are the members of the Cadian Group and, together with the Nominees, are members of a group formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

The Company has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as May 10, 2012 (the “Record Date”).  The mailing address of the principal executive offices of the Company is 810 Seventh Avenue, Sunnyvale, New York, New York 10019.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were __________ shares of Common Stock, par value $0.10 per share (the “Shares”), outstanding and entitled to vote at the Annual Meeting.  As of the Record Date, the Cadian Group and the Nominees owned an aggregate of __________ Shares, which represents approximately ___% of the Shares outstanding.  We intend to vote such Shares FOR the election of the Nominees, FOR the ratification of the appointment of Deloitte & Touche LLP, as described herein, and in a manner consistent with the recommendation of Institutional Shareholder Services Inc. (“ISS”), a leading proxy advisory firm, with respect to the non-binding advisory vote on executive compensation, as described herein.

THIS SOLICITATION IS BEING MADE BY THE CADIAN GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This Proxy Statement and GOLD proxy card are available at
_____________________________

IMPORTANT

Your vote is important, no matter how few Shares you own.  We urge you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of our Nominees.

•	If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Cadian Fund in the enclosed postage-paid envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from Comverse.  Even if you return a Comverse proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our independent Nominees only on our GOLD proxy card, and we ask that you vote each GOLD card that you receive in the mail. Please make certain that the latest dated proxy card you return is the GOLD proxy card.

MORROW & CO., LLC 470 West Avenue Stamford, CT 06902 Call Toll Free: (800) 607-0088 Call Collect: (203) 658-9400 cadian.info@morrowco.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation.

•
On October 17, 2011, Cadian Management sent a letter to the Company’s shareholders commencing a “Vote No” campaign against three of the Company’s directors, Raz Alon, Joseph O’Donnell and Theodore H. Schell, who were nominated for re-election at the 2011 annual meeting of shareholders of the Company (the “2011 Annual Meeting”).  In the letter, Cadian Management set forth its reasons for the campaign including that management and the Board should be held accountable for the Company’s poor stock price and poor operating performance, which it attributed to the Company’s poor operating decisions, failed hiring decisions, a flawed accounting restatement strategy, and misguided compensation policies, among other things.

•	On October 26, 2011, Cadian Management filed an Investor Presentation with the Securities and Exchange Commission (the “SEC”) in connection with its “Vote No” campaign.

•
On November 9, 2011, Cadian Management issued a press release announcing that both ISS and Glass Lewis & Co. (“Glass Lewis”), two of the leading independent proxy voting advisory firms, had affirmed that change was needed on the Board.   ISS recommended a vote against Raz Alon and Mark Terrell, and Glass Lewis recommended a vote against Raz Alon, Charles Burdick, Robert Dubner, Augustus Oliver II and Mark Terrell.

•
On November 17, 2011, the Company reported the results of the 2011 Annual Meeting.  Raz Alon and Joseph O’Donnell tendered their resignations after they each failed to obtain a majority of votes cast, which resignations were accepted by the Company.

•
On March 28, 2012, the Cadian Fund and Cadian Management delivered a letter to the Company nominating the Nominees for election to the Board at the Annual Meeting.  Also on March 28, 2012, Cadian Management issued a press release announcing its nomination of the Nominees for election to the Board at the Annual Meeting.  In the press release, Cadian Management stated that it was making its nomination due to its significant concerns with the Company’s continued underperformance, poorly managed restatement process, and failure to reconstitute the Board with independent and qualified directors after shareholders demanded change by forcing two directors to resign after failing to receive enough votes at the 2011 Annual Meeting.

•
In early April 2012, Charles J. Burdick, the Chairman of the Board and CEO of the Company, called Eric Bannasch to discuss the Cadian Group’s nomination letter.  Mr. Bannasch discussed the reasons for the nomination of the Nominees and the Cadian Group’s desire to reconstitute the Board with new, independent and highly-qualified directors.  Mr. Burdick has not reached out to Mr. Bannasch since this telephone call.

•
On April 16, 2012, Cadian Management delivered an open letter to the Board.  In the letter, Cadian Management expressed its concerns about the strategic direction of the Company and the continued decline in shareholder value, which it attributed to a number of factors, including failed hiring decisions, failed and misguided strategic planning, poor execution of the Company’s Comverse Network Systems (CNS) business, and a poorly managed re-statement process.  Cadian Management also urged the Board to engage in discussions with the Cadian Group regarding the composition of the Board in hopes of ultimately reaching a mutually agreeable resolution that would serve the best interests of all shareholders.  Since this letter, no member of the Board has reached out to the Cadian Group.

REASONS FOR OUR SOLICITATION

We are soliciting your support to elect our Nominees at the Annual Meeting because we have little confidence in the Board as currently composed to end the erosion of shareholder value.  Specifically, we are concerned that the current Board cannot adequately address the following serious issues:

•	The significant loss of shareholder value;

•	The Company’s poor operating performance;

•	The Company’s failure to realize full value in the CNS business; and

•	The Company’s continued material weaknesses in its internal controls over financial reporting.

We do not believe these concerns will be remedied unless the Board is reconstituted with a majority of new, highly-qualified, independent directors.

Significant shareholder value has been lost.

Since January 1, 2007, the Company’s stock price has declined by nearly 70%, resulting in the destruction of over $2 billion of shareholder value.  Since its relisting on the NASDAQ Global Market in September 2011, the Company’s stock price has declined by more than 10%.  By contrast, since January 1, 2007, the S&P 500 is down by only 4%, and since September 2011, is up by more than 20%.

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1) Settings | 2) Actions | Page 1/94 | Comparative Return

Range 01/03/2007 - 04/24/2012 | Period Daily | 1938 Day Period

	Security	Currency	Price Appreciation	Total Return	Difference	Annual Eq
1.	SPX Index	USD	-3.09%	8.59%	78.03%	1.56%
2.	CMVT US Equity	USD	-69.45%	-69.45%		-20.01%
3.						

3M | 6M | YTD | 1Y | 3Y | 5Y | 10Y

20
0
-20
-40
-60
-80
S&P 500 INDEX
COMVERSE TECHNOLOGY INC
2007
2008
2009
2010
2011
2012
Total Return

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2012 Bloomberg Finance L.P.
SN 656374 H751-148-2 24-Apr-12 10:05:09 EDT GMT-4:00

In comparison, since its relisting on the NASDAQ Global Market in July 2010, the stock price of the Company’s majority-owned subsidiary, Verint Systems Inc. (“Verint”), has increased by approximately 30% and is relatively close to its price of $34 on January 1, 2007.  We believe this disparity clearly demonstrates that the predominant cause of the Company’s continued underperformance is the current Board’s inability to make the CNS business profitable and the dissipation of its cash.

We have concerns with the Company’s continued weak operating performance.

The Company has not been profitable since 2006, reporting net losses of $31,019 in the fiscal year ended January 31, 2012, $118,502 in the fiscal year ended January 31, 2011, $264,252 in the fiscal year ended January 31, 2010, $358,788 in the fiscal year ended January 31, 2009, $471,999 in the fiscal year ended January 31, 2008, and $341,180 in the fiscal year ended January 31, 2007.

The Company continues to underperform, as evidenced by the Company’s 2011 fourth quarter results, in which the Company reported a surprising decline in both revenue and bookings and missed many analysts’ estimates (including FBR Capital, J.P. Morgan, RBC Capital and Wedbush).

We believe the CNS business is a valuable business, but its poor operating performance is a direct result of this Board’s poor management decisions and ill-conceived strategies.

The current Board has overseen the ill-fated hiring and subsequent departure of CEO Andre Dahan (April 2007 – February 2011), CFO Joe Chinnici (June 2008 – May 2009), CFO Stephen Swad (May 2009 – October 2010), as well as two General Counsels.  The Company’s CNS unit still does not have a permanent operating CEO or CFO in place.  For the past 14 months (in the case of the CEO) and 18 months (in the case of the CFO), each of these roles have been filled on (what was supposed to be) an interim basis by individuals we believe are not properly qualified to hold such positions.  We believe the current CEO does not have sufficient operating and relevant industry (i.e. software company) experience necessary to turn around CNS.  The Company’s CFO was only intended to hold such position on an interim basis (as evidenced by his appointment in 2010 as “Interim CFO” and the failure by the Board to change such title).  Furthermore, the Company recently reported, in its Form 10-K for the fiscal year ended January 31, 2012, that it continues to have material weaknesses in its internal controls over financial reporting, a failure that should have been addressed by the Company’s senior executive officers.

These poor management decisions clearly have directly impacted the performance of the CNS business, as evidenced, most recently, by the Company’s very poor performance in the three months ended January 31, 2012, in which the Company reported a 23% decline in revenues compared to the same period in 2011.  In order to return to profitability, we believe the Company must hire a permanent CEO and CFO, prepare separate financial statements for the BSS and VAS business units, and correct the material weaknesses in the Company’s internal controls over financial reporting.

Instead, the current Board has announced its intent to spin-off the CNS business into a stand-alone, publicly-traded entity.  We believe this is a flawed strategy because we believe a spin-off would be very costly and require a substantial amount of the Company’s available cash to ensure the stand-alone entity is viable.  Based on recent comparable acquisitions in this space, including Convergys Corporation, Intec Telecom Systems, and AsiaInfo Linkage, Inc., the CNS stand-alone entity would likely provide an unattractive subscale publicly-traded vehicle with weak financial processes.  We believe there is substantial interest in the market for an asset like CNS, and if the business unit’s executive leadership and operating issues can be addressed, we believe a sale can be achieved in a much more efficient and cash-generating, rather than cash-consuming way.  We are not fundamentally opposed to a spin-off of the CNS business if it is well-timed and done in a cost-effective manner.  However, we do not believe this Board, as currently constituted, can be trusted to determine the manner or timing of the spin-off, in a way that is most beneficial for shareholders and the Company.  We believe all of the options available to the Company should be fully vetted by a reconstituted Board.

Our Nominees have a specific vision for maximizing shareholder value.

Five of the six members of this Board have served for five or more years, and one member has served for three years.  We believe this Board, as currently constituted, has categorically failed in its duties to create value for shareholders and has overseen the destruction of over $2 billion in shareholder value since January 1, 2007.  Immediate change at the Board level is necessary to end the erosion of shareholder value and to realize the core value of the Company’s assets.  We believe a reconstituted Board with a majority of new, highly-qualified directors focused on reviewing all strategic options, with a skill set designed to allow for better execution on such options, is the best way to create value going forward.  We have lost confidence in this Board’s ability to make and execute on the wide range of important actions that need to be taken.

Our Nominees have the extensive range of relevant operating expertise and quality industry experience necessary to address the difficult challenges currently facing the Company, and are well equipped to both evaluate and execute the strategic steps necessary to improve shareholder value.  If elected, our Nominees will exercise their independent judgment in accordance with the fiduciary duties imposed by law in all matters that come before the Board and will act in your best interests and promptly explore all alternatives for maximizing shareholder value, including to:

(i)	seek, attract and hire a quality management team (most importantly, a new CEO and CFO), with relevant industry and transactional experience;

(ii)
work with new management to help remediate CNS’s poor operating performance and address the material weaknesses in internal controls over financial reporting still impacting the Company, which we believe will improve the prospects for the CNS business and any potential sale or spin-off;

(iii)	prepare for and execute an effective sales process with respect to the CNS business (either in whole or in parts), including addressing the reasons the sale process has not worked previously; and

(iv)	collapse the holding company structure on an expedited basis (while maximizing shareholder value).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of six directors whose terms expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our four Nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees.  This information has been furnished to us by the Nominees.  Each of the Nominees is a citizen of the United States of America, except for Mr. Andrews who is a citizen of the United Kingdom and Mr. Inbar who is a citizen of Israel.  The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.

 Stephen Andrews, age 54, has been an independent Technology, Media & Telecommunications advisor and investor at AbbeyBarn Communications Limited since June 2009 and in such capacity has served as the Chairman of a Global TelCo Consortia (TelCo Futures Forum), sponsored by Deutsche Telekom and Swisscom.  During this time he has also been an Executive Advisor to companies such as: Microsoft (UK), Qsensei (Germany/USA), Mimedia (USA), Aap3 (UK/USA), and Elinia (UK).  From 2003 to April 2009, Mr. Andrews served as the Group Managing Director of BT Mobility & Convergence and Managing Director of Strategy and Products at BT Retail, a division of BT Group plc, a global communications services provider, where he supervised approximately 500 employees and executives.  From 2000 to 2003, Mr. Andrews was the President of the International Carrier and Networks Business of BT Global Services, a division of BT Group plc.  From 1996 to 2000, Mr. Andrews was a Director of European Alliances responsible for investments in joint ventures and 100% owned TMT companies at BT Europe, a division of BT Group plc.  Mr. Andrews holds a Full Technological Certificate in Advanced Telecommunications from Bristol College (UK) and a Certificate in Industrial Management from Kingston upon Thames Management College.  With over 25 years of global experience in the telecommunications and IT industry and significant business and management experience, Mr. Andrews is an excellent candidate for the Board.

James Budge, age 45, has served as the Chief Financial Officer of Rovi Corporation (NASDAQ:ROVI), a global provider of digital entertainment technology solutions, since September 2005 and as its Chief Financial Officer and Chief Operating Officer since February 2012.  Mr. Budge served as Chief Financial Officer of Trados, Inc., an enterprise management software provider, from January 2004 until its merger with SDL International in August 2005.  From August 2002 until joining Trados, Inc., Mr. Budge served as Chief Financial Officer of Sendmail, Inc., a secure email provider, and from April 1999 until its merger with IBM in January 2002, Mr. Budge served as Chief Financial Officer of CrossWorlds Software, Inc., a provider of business infrastructure software.  Mr. Budge holds a B.S. in Accounting from Brigham Young University and is a Certified Public Accountant.  If elected, Mr. Budge would bring to the Board significant operational and financial expertise.

Doron Inbar, age 62, has been a Venture Partner at Carmel Ventures, an Israeli-based venture capital firm that invests primarily in early stage companies in the fields of Software, Communications, Semiconductors, Internet, Media, and Consumer Electronics, since 2006.  Previously, Mr. Inbar served as the President of ECI Telecom Ltd., a global telecom networking infrastructure provider, from November 1999 to December 2005 and its Chief Executive Officer from February 2000 to December 2005.  Mr. Inbar joined ECI Telecom Ltd. in 1983 and during his first eleven years with the company, served in various positions at its wholly-owned U.S. subsidiary, ECI Telecom, Inc., in the U.S., including Executive Vice President and General Manager.  In July 1994, Mr. Inbar returned to Israel to become Vice President, Corporate Budget, Control and Subsidiaries of ECI Telecom Ltd.  In June 1996, Mr. Inbar was appointed Senior Vice President and Chief Financial Officer of ECI Telecom Ltd., and he became Executive Vice President of ECI Telecom Ltd. in January 1999.  Mr. Inbar has served on the board of directors of Alvarion Ltd. (NASDAQ: ALVR), a company that designs and sells broadband wireless and Wi-Fi products, since September 2009 and is a member of its audit committee.  Mr. Inbar also serves on the board of directors of SolarEdge Technologies Inc., an innovative start up in the photovoltaic industry, as Chairman of the Board of Archimedes Global Ltd., a company which provides health insurance and health provision in East Europe, and on the board of directors of Maccabi dent Ltd., the largest chain of dental service clinics in Israel.  Previously, Mr. Inbar served as Chairman of the Board of C-nario Ltd., a global provider of digital signage software solutions, Chairman of the Board of Followap Inc., which was sold to Neustar, Inc. in November 2006, and Chairman of the Board of Enure Networks Ltd.  Mr. Inbar holds a B.A. in Economics and Business Administration from Bar-Ilan University, Israel. Mr. Inbar’s extensive management and financial expertise, in addition to his experience serving as a director and the Chairman of the Board of several companies will enable him to contribute positively to the Board.

Richard Nottenburg, Ph.D., age 58, has served as a member of the board of directors of Aeroflex Holding Corp. (NYSE:ARX), a global provider of radio frequency and microwave integrated circuits, components and systems used in the design, development and maintenance of high-performance wireless communication systems, since November 2010, and as a member of the board of directors of PMC-Sierra, Inc. (NASDAQ:PMCS), a semiconductor innovator transforming networks that connect, move and store digital content, since August 2011.  From June 2008 to October 2010, Dr. Nottenburg served as President, Chief Executive Officer, and a director of Sonus Networks, Inc. (NASDAQ:SONS), a provider of voice and multimedia infrastructure solutions.  From July 2004 until May 2008, Dr. Nottenburg was an officer with Motorola, Inc. (now known as Motorola Solutions, Inc., “Motorola”) ultimately serving as its Executive Vice President, Chief Strategy Officer and Chief Technology Officer. While at Motorola, Dr. Nottenburg was responsible for shaping Motorola’s overall corporate strategy. Prior to joining Motorola as an officer in July 2004, Dr. Nottenburg was a strategic consultant to the Company from January 2004 to July 2004.  Dr. Nottenburg previously served as a member of the Board from December 2006 to November 2011 and as a member of the board of directors of Verint Systems, Inc. (“Verint”) from July 2011 to November 2011.  Dr. Nottenburg holds a B.S. in Electrical Engineering from Polytechnic Institute of New York, an M.S. in Electrical Engineering from Colorado State University, and a Doctor of Science in Electrical Engineering from the Ecole Polytechnique Federale de Lausanne in Lausanne, Switzerland.  Dr. Nottenburg’s extensive executive management and leadership experience, strong financial, transactional, risk analysis, and corporate governance skills and experience, significant experience and familiarity with the commercial wireless communications industry, and prior experience serving as a member of the Board and member of the board of directors of Verint, make him an ideal candidate for election to the Board.

Dr. Nottenburg served as a director of the Company and Verint until November 16, 2011.  Since the beginning of the Company’s last fiscal year, Dr. Nottenburg received director compensation from the Company consisting of (i) a cash retainer of $16,666 per month ($200,000 per annum) and (ii) 7,853 Shares (valued at $60,000 based upon the average of the closing prices per share of the Company’s common stock on the “Pink Sheets” for the thirty (30) consecutive trading days ended on December 2, 2010) for service during the Company’s fiscal year ending January 31, 2011, vesting on January 1, 2012.  Since Dr. Nottenburg did not stand for re-election at the Company’s 2011 annual meeting of shareholders, Dr. Nottenburg received a pro-rated amount of his cash compensation, or approximately $175,000, and forfeited the 7,853 shares that would have vested on January 1, 2012.  Dr. Nottenburg also received, during the Company’s last fiscal year, 10,000 Shares delivered in settlement of vested deferred stock unit awards that are subject to deferred delivery for his prior years of service.  As of the date hereof, Dr. Nottenburg directly owns 40,000 Shares.  Dr. Nottenburg did not receive any compensation for serving on the board of directors of Verint.

On March 28, 2012, each of the Cadian Group and the Nominees (collectively, the “Group”) entered into a Solicitation Agreement pursuant to which, among other things, (a) they agreed to solicit proxies or written consents for the election of the Nominees to the Board at the Annual Meeting (the “Solicitation”), and (b) Cadian Management agreed to pay directly all pre-approved expenses incurred in connection with the Solicitation.

As of the date hereof, none of the other Nominees own any Shares except for Dr. Nottenburg.  Each of the Nominees, as a member of a “group” for the purposes of Section 13(d)(3) of the Exchange Act, with the other members of the Group may be deemed to beneficially own the shares of Common Stock owned by the other members of the Group.  Each of the Nominees specifically disclaims beneficial ownership of such shares of Common Stock that he does not directly own.  For information regarding purchases and sales during the past two years by the Nominees and by the members of the Group of securities of the Company that may be deemed to be beneficially owned by the Nominees, see Schedule 1.

Cadian Management has entered into letter agreements with each of the Nominees pursuant to which it agreed to indemnify each of the Nominees against claims arising from the Solicitation and any related transactions.

Other than as stated herein, there are no arrangements or understandings between members of the Cadian Group and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees are a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees, to the extent this is not prohibited under the Amended and Restated Bylaws of the Company (the “Bylaws”) and applicable law.  In addition, we reserve the right to nominate substitute persons if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Cadian Fund that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2

COMPANY PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Board has selected Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013.

WE DO NOT OBJECT TO THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JANUARY 31, 2013 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

COMPANY’S PROPOSAL TO VOTE ON A NON-BINDING BASIS ON THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers.  The Company is asking shareholders to vote for the following resolution:

“RESOLVED, that shareholders of Comverse Technology, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement.”

According to the Company’s proxy statement, your vote on this proposal is advisory and non-binding.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES CONSISTENT WITH THE RECOMMENDATION OF ISS WITH RESPECT TO THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each Share is entitled to one vote.  Shareholders who sold Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, FOR the ratification of the appointment of Deloitte & Touche LLP, and ABSTAIN with respect to the non-binding advisory vote on executive compensation, as described herein, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

The Board is currently composed of six directors, all of whom are up for election at the Annual Meeting.  If elected, the Nominees will represent a majority of the members of the Board.  The enclosed Proxy Statement is soliciting proxies to elect only our Nominees.  Accordingly, the enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees.  Shareholders who return the GOLD proxy card will only be able to vote for our four Nominees and will not have the opportunity to vote for the two other seats up for election at the Annual Meeting.  You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company.  The participants in this Solicitation intend to vote all of their Shares (as defined below) in favor of the Nominees and will not vote their shares in favor of any of the Company’s nominees.

QUORUM; DISCRETIONARY VOTING

A majority of the issued and outstanding Shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Shares that are voted “WITHHOLD” in the election of directors or “ABSTAIN” on any other business matter will be treated as being present for purposes of determining the presence of a quorum.  Unless beneficial owners of Shares held by brokers, banks or nominees (i.e. in “street name”) provide instructions on how to vote, such Shares may not be voted by such brokers, banks or nominees on the proposals due to the contested nature of the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Vote required for the election of directors.  According to the Company’s proxy statement and Bylaws, in a contested election, directors will be elected by a plurality of votes cast.  Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes.  “WITHHOLD” votes have no effect.

Vote required for the ratification of the appointment of Deloitte & Touche LLP and the approval of the advisory resolution on executive compensation.  According to the Company’s proxy statement, if a quorum is present, the affirmative vote of a majority of the Shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and to approve the advisory resolution on executive compensation.  Abstentions will not be included among the Shares that are considered to be present and voting and will have the same effect as a negative vote for these proposals.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Cadian Fund in care of Morrow & Co., LLC (“Morrow & Co.”) at the address set forth on the back cover of this Proxy Statement or to the Company at 810 Seventh Avenue, New York, NY 10019 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Cadian Fund in care of Morrow & Co. at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Morrow & Co. may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Cadian Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Cadian Management has entered into an agreement with Morrow & Co. for solicitation and advisory services in connection with this Solicitation, for which Morrow & Co. will receive a fee not to exceed $_________, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Morrow & Co. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Cadian Management has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  Cadian Management will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Morrow & Co. will employ approximately ____ persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Cadian Management.  Costs of this Solicitation are currently estimated to be approximately $___________.  Cadian Management estimates that through the date hereof its expenses in connection with this Solicitation are approximately $___________.  Cadian Management intends to seek reimbursement from the Company of all expenses it incurs in connection with this Solicitation.  Cadian Management does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Each of Cadian Fund, Cadian Management, Cadian Master, Cadian GP, Eric Bannasch and the Nominees are participants in this Solicitation.  The principal business of Cadian Fund and Cadian Master is investing in securities.  The principal business of Cadian Management is serving as the investment manager of Cadian Fund and Cadian Master.  The principal business of Cadian GP is serving as the general partner of Cadian Fund and Cadian Master.  The principal occupation of Mr. Bannasch is serving as the managing member of Cadian Management.  The principal business address of each of Cadian Fund, Cadian Management, Cadian Master, Cadian GP and Mr. Bannasch is 535 Madison Ave., 36th Floor, New York, NY 10022.

As of the date hereof, Cadian Fund owned directly 1,674,463 Shares and Cadian Master owned directly 2,511,695 Shares.  Cadian Management, as the investment manager, and Cadian GP, as the general partner, of each of Cadian Fund and Cadian Master, may be deemed to beneficially own the 4,186,158 shares owned by Cadian Fund and Cadian Master.  Mr. Bannasch may be deemed to beneficially own the Shares owned directly by Cadian Fund and Cadian Master by virtue of his position as the managing member of Cadian Management.

Each participant in this Solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the Shares owned in the aggregate by the participants.  Each participant in this Solicitation disclaims beneficial ownership of the Shares he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the participants in this Solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this Solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this Solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this Solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no participant in this Solicitation holds any positions or offices with the Company; (xiii) no participant in this Solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no corporations or organizations, with which any participant in this Solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company.

There are no material proceedings to which any participant in this Solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Cadian Group is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which the Cadian Group is not aware of a reasonable time before this Solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, if a shareholder intends to present any proposal for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 promulgated under the Exchange Act, as amended, for consideration at the Company’s annual meeting of shareholders to be held in 2013, shareholder proposals must be received at the Company’s principal executive offices no later than ___________, 2013. Any such proposal must also comply with applicable state law and the requirements of the rules and regulations promulgated by the SEC relating to shareholder proposals. Such proposals must be delivered to the Company’s Corporate Secretary at the Company’s principal executive office. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in its proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

According to the Company’s proxy statement, the Company must receive other proposals of shareholders (including director nominations) intended to be presented at the 2013 annual meeting of shareholders but not included in the Company’s proxy statement at the Company’s principal executive offices on or before _____________, 2012. Such notice must be delivered to the Company’s Corporate Secretary at its principal executive offices and must comply with the requirements set forth in Article II, Section 6 or Article IV, Section 3, as applicable, of the Company’s By-Laws. Notice of any business to be brought before the 2013 annual meeting of shareholders not received in accordance with the above standards may not be presented at the 2013 annual meeting of shareholders.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the Company’s 2013 annual meeting of shareholders is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by the Cadian Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  ALTHOUGH WE DO NOT HAVE ANY KNOWLEDGE INDICATING THAT ANY STATEMENT MADE BY IT HEREIN IS UNTRUE, WE DO NOT TAKE ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF STATEMENTS TAKEN FROM PUBLIC DOCUMENTS AND RECORDS THAT WERE NOT PREPARED BY OR ON OUR BEHALF, OR FOR ANY FAILURE BY THE COMPANY TO DISCLOSE EVENTS THAT MAY AFFECT THE SIGNIFICANCE OR ACCURACY OF SUCH INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

CADIAN CAPITAL MANAGEMENT, LLC
CADIAN FUND LP

_____________, 2012

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale
CADIAN FUND LP

671	04/26/2010
20,500	04/26/2010
31,760	06/01/2010
12,927	06/08/2010
83,400	06/09/2010
104,250	06/15/2010
15,429	06/17/2010
166,800	06/18/2010
20,850	06/22/2010
20,850	06/22/2010
55,550	07/01/2010
106,750	07/01/2010
106,750	07/07/2010
32,025	07/12/2010
10,675	07/13/2010
100,345	07/13/2010
29,539	07/23/2010
32,025	07/23/2010
(958)	08/02/2010
(12,110)	08/02/2010
85,000	08/13/2010
276,250	08/13/2010
42,500	08/13/2010
63,750	08/13/2010
21,675	08/19/2010
63,750	09/01/2010
85,000	09/17/2010
5,652	09/17/2010
30,090	09/30/2010
21,250	10/12/2010
31,875	10/12/2010
(10,945)	11/01/2010
(30,275)	11/01/2010
31,500	11/10/2010
21,000	11/10/2010
21,000	11/11/2010
21,000	11/11/2010

(73,500)	11/22/2010
(21,000)	11/22/2010
10,500	11/23/2010
10,500	11/23/2010
4,620	11/29/2010
5,040	11/30/2010
52,500	12/06/2010
7,980	12/07/2010
10,500	12/07/2010
31,500	12/16/2010
(4,200)	12/27/2010
(21,000)	12/27/2010
(105,000)	12/28/2010
34,830	01/03/2011
14,677	01/03/2011
(106,500)	01/06/2011
(127,800)	01/06/2011
(213,000)	01/07/2011
(21,300)	01/07/2011
(74,550)	01/10/2011
(21,300)	01/10/2011
(90,695)	01/11/2011
(21,300)	01/11/2011
(31,950)	01/11/2011
(31,950)	01/12/2011
(639,300)	01/12/2011
(319,500)	01/12/2011
(21,300)	01/12/2011
(10,650)	01/18/2011
(713,550)	01/18/2011
(30,331)	01/20/2011
(10,650)	01/20/2011
(599)	02/01/2011
(21,151)	02/01/2011
31,275	02/24/2011
83,400	02/24/2011
83,400	02/25/2011
31,275	03/01/2011
625,500	03/01/2011
(20,850)	03/01/2011
27,104	03/02/2011
41,700	03/02/2011
62,967	03/03/2011
10,425	03/03/2011
83,400	03/11/2011
13,344	03/15/2011

10,425	03/15/2011
83,400	03/15/2011
41,700	03/23/2011
41,700	03/23/2011
83,400	03/24/2011
20,850	03/24/2011
20,850	03/25/2011
1,876	03/29/2011
(49,631)	04/01/2011
(47,590)	04/01/2011
20,000	04/01/2011
20,000	04/01/2011
20,000	04/13/2011
40,000	04/13/2011
21,487	06/01/2011
20,296	06/01/2011
70,600	07/01/2011
66,686	07/01/2011
101,050	07/06/2011
43,000	07/07/2011
108,360	07/07/2011
21,500	07/08/2011
139,161	07/08/2011
(34,431)	08/01/2011
(34,864)	08/01/2011
1,680	08/10/2011
52,500	08/10/2011
67,200	08/11/2011
12,600	08/11/2011
21,000	08/11/2011
21,000	08/12/2011
42,000	08/12/2011
31,500	08/12/2011
42,000	08/15/2011
4,620	08/23/2011
21,000	08/23/2011
16,380	08/23/2011
31,500	08/24/2011
10,500	08/24/2011
10,500	08/24/2011
10,500	08/24/2011
10,500	08/25/2011
6,006	08/25/2011
10,500	08/26/2011
37,800	08/26/2011
58,800	08/26/2011

35,700	08/29/2011
31,500	08/29/2011
16,800	08/29/2011
42,000	08/30/2011
33,600	08/31/2011
4,200	08/31/2011
2,130	09/01/2011
10,650	09/01/2011
25,819	09/01/2011
25,529	09/01/2011
19,170	09/08/2011
16,827	09/08/2011
6,603	09/08/2011
42,600	09/26/2011
21,300	09/27/2011
(49,629)	09/30/2011
(63,900)	09/30/2011
24,820	10/03/2011
26,608	10/03/2011
(88,290)	10/28/2011
(5,702)	10/28/2011
(27,110)	10/31/2011
(3,348)	11/01/2011
(2,505)	11/07/2011
(83,894)	11/07/2011
(51,652)	11/08/2011
(43,200)	11/09/2011
(17,739)	12/01/2011
(13,718)	12/01/2011
5,350	12/09/2011
42,800	12/09/2011
42,800	12/09/2011
(5,350)	12/09/2011
59,920	12/12/2011
53,500	12/12/2011
8,560	12/12/2011
8,217	12/12/2011
32,100	12/13/2011
11,000	12/13/2011
96,000	12/13/2011
10,700	12/13/2011
42,800	12/14/2011
10,700	12/14/2011
10,700	12/14/2011
21,400	12/14/2011
21,400	12/16/2011

21,400	12/16/2011
42,800	12/21/2011
64,200	12/22/2011
21,400	12/23/2011
21,400	12/27/2011
17,120	12/28/2011
10,700	12/28/2011
(28,489)	01/03/2012
(28,108)	01/03/2012
(42,200)	01/06/2012
(42,200)	01/06/2012
(84,400)	01/09/2012
(83,218)	01/09/2012
(105,500)	01/09/2012
422	01/09/2012
(42,200)	01/09/2012
(11,605)	01/10/2012
(27,402)	01/10/2012
(106,851)	01/10/2012
(44,310)	01/10/2012
(105,500)	01/11/2012
(21,100)	01/11/2012
(42,200)	01/11/2012
(21,100)	01/11/2012
(42,200)	01/12/2012
(42,200)	01/12/2012
(42,200)	01/12/2012
(21,100)	01/12/2012
(42,200)	01/13/2012
(84,400)	01/13/2012
(63,300)	01/13/2012
(63,300)	01/13/2012
(84,400)	01/17/2012
(14,004)	02/01/2012
(37,486)	02/01/2012
(248,400)	02/16/2012
(10,350)	02/16/2012
(124,200)	02/16/2012
(41,400)	02/16/2012
(20,700)	02/17/2012
(41,400)	02/17/2012
(108,849)	02/17/2012
(201,651)	02/17/2012
(18,726)	03/01/2012
(44,431)	03/01/2012
(40,000)	03/05/2012

(20,000)	03/06/2012
(20,000)	03/06/2012
(20,000)	03/06/2012
(40,000)	03/06/2012
(40,000)	03/13/2012
(60,000)	03/14/2012
(40,000)	03/15/2012
60,000	03/23/2012
50.000	03/23/2012
40,000	03/23/2012

CADIAN MASTER FUND LP

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale
966	04/26/2010
29,500	04/26/2010
(31,760)	06/01/2010
18,073	06/08/2010
116,600	06/09/2010
145,750	06/15/2010
21,571	06/17/2010
233,200	06/18/2010
29,150	06/22/2010
29,150	06/22/2010
(55,550)	07/01/2010
143,250	07/01/2010
143,250	07/07/2010
42,975	07/12/2010
14,325	07/13/2010
134,655	07/13/2010
42,975	07/23/2010
39,641	07/23/2010
958	08/02/2010
12,110	08/02/2010
115,000	08/13/2010
373,750	08/13/2010
57,500	08/13/2010
86,250	08/13/2010
29,325	08/19/2010
86,250	09/01/2010
115,000	09/17/2010
7,648	09/17/2010
40,710	09/30/2010
28,750	10/12/2010

43,125	10/12/2010
10,945	11/01/2010
30,275	11/01/2010
43,500	11/10/2010
29,000	11/10/2010
29,000	11/11/2010
29,000	11/11/2010
(101,500)	11/22/2010
(29,000)	11/22/2010
14,500	11/23/2010
14,500	11/23/2010
6,380	11/29/2010
6,960	11/30/2010
72,500	12/06/2010
11,020	12/07/2010
14,500	12/07/2010
43,500	12/16/2010
(5,800)	12/27/2010
(29,000)	12/27/2010
(145,000)	12/28/2010
(34,830)	01/03/2011
(14,677)	01/03/2011
(172,200)	01/06/2011
(143,500)	01/06/2011
(287,000)	01/07/2011
(28,700)	01/07/2011
(100,450)	01/10/2011
(28,700)	01/10/2011
(122,205)	01/11/2011
(28,700)	01/11/2011
(43,050)	01/11/2011
(861,406)	01/12/2011
(430,500)	01/12/2011
(43,050)	01/12/2011
(28,700)	01/12/2011
(14,350)	01/18/2011
(961,450)	01/18/2011
(40,869)	01/20/2011
(14,350)	01/20/2011
599	02/01/2011
21,151	02/01/2011
43,725	02/24/2011
116,600	02/24/2011
116,600	02/25/2011
43,725	03/01/2011
874,500	03/01/2011

(29,150)	03/01/2011
37,896	03/02/2011
58,300	03/02/2011
88,033	03/03/2011
14,575	03/03/2011
116,600	03/11/2011
18,656	03/15/2011
14,575	03/15/2011
116,600	03/15/2011
58,300	03/23/2011
58,300	03/23/2011
116,600	03/24/2011
29,150	03/24/2011
29,150	03/25/2011
2,624	03/29/2011
49,631	04/01/2011
47,590	04/01/2011
30,000	04/01/2011
30,000	04/01/2011
30,000	04/13/2011
60,000	04/13/2011
(21,487)	06/01/2011
(20,296)	06/01/2011
(70,600)	07/01/2011
(66,686)	07/01/2011
133,950	07/06/2011
57,000	07/07/2011
143,640	07/07/2011
28,500	07/08/2011
184,470	07/08/2011
34,431	08/01/2011
34,864	08/01/2011
2,320	08/10/2011
72,500	08/10/2011
92,800	08/11/2011
17,400	08/11/2011
29,000	08/11/2011
29,000	08/12/2011
58,000	08/12/2011
43,500	08/12/2011
58,000	08/15/2011
6,380	08/23/2011
29,000	08/23/2011
22,620	08/23/2011
43,500	08/24/2011
14,500	08/24/2011

14,500	08/24/2011
14,500	08/24/2011
14,500	08/25/2011
8,294	08/25/2011
14,500	08/26/2011
52,200	08/26/2011
81,200	08/26/2011
49,300	08/29/2011
43,500	08/29/2011
23,200	08/29/2011
58,000	08/30/2011
46,400	08/31/2011
5,800	08/31/2011
2,870	09/01/2011
14,350	09/01/2011
(25,819)	09/01/2011
(25,529)	09/01/2011
25,830	09/08/2011
8,897	09/08/2011
22,673	09/08/2011
57,400	09/26/2011
28,700	09/27/2011
(66,871)	09/30/2011
(86,100)	09/30/2011
(24,820)	10/03/2011
(26,608)	10/03/2011
(116,084)	10/28/2011
(7,498)	10/28/2011
(35,645)	10/31/2011
(4,404)	11/01/2011
(3,295)	11/07/2011
(110,306)	11/07/2011
(67,913)	11/08/2011
(56,800)	11/09/2011
17,739	12/01/2011
13,718	12/01/2011
57,200	12/09/2011
7,150	12/09/2011
57,200	12/09/2011
(7,150)	12/09/2011
80,080	12/12/2011
71,500	12/12/2011
11,440	12/12/2011
10,983	12/12/2011
42,900	12/13/2011
14,702	12/13/2011

128,298	12/13/2011
14,300	12/13/2011
57,200	12/14/2011
14,300	12/14/2011
14,300	12/14/2011
28,600	12/14/2011
28,600	12/16/2011
28,600	12/16/2011
57,200	12/21/2011
85,800	12/22/2011
28,600	12/23/2011
28,600	12/27/2011
22,880	12/28/2011
14,300	12/28/2011
28,489	01/03/2012
28,108	01/03/2012
(57,800)	01/06/2012
(57,800)	01/06/2012
(115,600)	01/09/2012
(113,982)	01/09/2012
(144,500)	01/09/2012
578	01/09/2012
(57,800)	01/09/2012
(15,895)	01/10/2012
(37,534)	01/10/2012
(146,349)	01/10/2012
(60,690)	01/10/2012
(144,500)	01/11/2012
(28,900)	01/11/2012
(57,800)	01/11/2012
(28,900)	01/11/2012
(57,800)	01/12/2012
(57,800)	01/12/2012
(57,800)	01/12/2012
(28,900)	01/12/2012
(57,800)	01/13/2012
(115,600)	01/13/2012
(86,700)	01/13/2012
(86,700)	01/13/2012
(115,600)	01/17/2012
14,004	02/01/2012
37,486	02/01/2012
(351,600)	02/16/2012
(14,650)	02/16/2012
(175,800)	02/16/2012
(58,600)	02/16/2012

(29,300)	02/17/2012
(58,600)	02/17/2012
(154,072)	02/17/2012
(285,428)	02/17/2012
18,726	03/01/2012
44,431	03/01/2012
(60,000)	03/05/2012
(30,000)	03/06/2012
(30,000)	03/06/2012
(30,000)	03/06/2012
(60,000)	03/06/2012
(60,000)	03/13/2012
(90,000)	03/14/2012
(60,000)	03/15/2012
90,000	03/23/2012
75,000	03/23/2012
60,000	03/23/2012

Schedule II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on ________________, 2012

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give us your proxy FOR the election of our Nominees by taking three steps:

•	SIGNING the enclosed GOLD proxy card,

•	DATING the enclosed GOLD proxy card, and

•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Morrow & Co. at the address set forth below.

MORROW & CO., LLC 470 West Avenue Stamford, CT 06902 Call Toll Free: (800) 607-0088 Call Collect: (203) 658-9400 Cadian.info@morrowco.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 26, 2012

GOLD PROXY CARD

COMVERSE TECHNOLOGY, INC.

2012 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF CADIAN CAPITAL MANAGEMENT, LLC AND CADIAN FUND LP

THE BOARD OF DIRECTORS OF COMVERSE TECHNOLOGY, INC. IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Eric Bannasch and Justin Griffith, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Comverse Technology, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Shareholders of the Company scheduled to be held at Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, on June 28, 2012, at 10:00 a.m, local time, including any adjournment or postponement thereof and any meeting which may be called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Cadian Fund LP or Cadian Capital Management, LLC (collectively, “Cadian”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND ABSTAIN WITH RESPECT TO PROPOSAL 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

Cadian’s Proxy Statement and this GOLD proxy card are available at _____________________________

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

CADIAN RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.   CADIAN MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

1.	CADIAN’S PROPOSAL TO ELECT DIRECTORS:

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW

Nominees: Stephen Andrews	[ ]	[ ]	[ ]
James Budge			_____________
Doron Inbar			_____________
Richard Nottenburg			_____________

2.	THE COMPANY’S PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JANUARY 31, 2013:

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

3.	THE COMPANY’S PROPOSAL TO APPROVE THE NON-BINDING ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION:

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

DATED:  ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.